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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2008

                            UNITED COMMUNITY BANCORP
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         UNITED STATES                   0-51800           36-4587081
         -------------                   -------           ----------
(State or other jurisdiction of        (Commission        (IRS Employer
 incorporation or organization)        File Number)      Identification No.)


92 WALNUT STREET, LAWRENCEBURG, INDIANA                      47025
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(Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (812) 537-4822
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01       OTHER EVENTS.
                ------------

         On February 14, 2008, United Community Bancorp (the "Company") announced that its Board of Directors has authorized a new stock repurchase program under which the Company will repurchase up to 171,728 shares of the Company's outstanding common stock, or approximately 5% of outstanding shares held by persons other than United Community MHC. The press release announcing the authorization of the stock repurchase program is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

        (d)     Exhibits

                Number               Description
                -----                -----------

                99.1                 Press Release dated February 14, 2008

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED COMMUNITY BANCORP
                                   ------------------------
                                   (Registrant)


Date: February 15, 2008            By: /s/ Elmer G. McLaughlin
                                       -----------------------------------------
                                       Elmer G. McLaughlin
                                       Executive Vice President, Chief Operating
                                       Officer and Corporate Secretary